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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2002





                              PANERA BREAD COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                       000-19253                 04-2723701
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)

              6710 CLAYTON ROAD                                  63117
            RICHMOND HEIGHTS, MO                              (Zip Code)
(Address of principal executive offices)


                                  314-633-7100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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Item 9. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated August 22, 2002, announcing their second quarter 2002 earnings.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PANERA BREAD COMPANY



                                 By: /s/ William W. Moreton
                                    -----------------------------------
                                    Name:    William W. Moreton
                                    Title:   Executive Vice President and Chief
                                             Financial Officer


Date:  August 22, 2002

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EXHIBIT INDEX

       Exhibit
       Number                  Exhibit
       -------                 -------

         99.1 Panera Press Release, dated August 22, 2002, regarding second quarter 2002 earnings.